April 20, 2015

Supplement

SUPPLEMENT DATED APRIL 20, 2015 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Limited Duration U.S. Government Trust, dated September 30, 2014
(the "Fund")

The first sentence of the fourth paragraph of the section of the Statement of Additional Information entitled "Management of the Fund—Management Information—Independent Trustees and the Committees" is hereby deleted and replaced with the following:

The members of the Audit Committee of the Fund are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed.

The last three sentences of the fifth paragraph of the section of the Statement of Additional Information entitled "Management of the Fund—Management Information—Independent Trustees and the Committees" are hereby deleted and replaced with the following:

The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Trustee. In addition, Michael E. Nugent (as Chairperson of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Fergus Reid.

The third sentence of the sixth paragraph of the section of the Statement of Additional Information entitled "Management of the Fund—Management Information—Independent Trustees and the Committees" is hereby deleted and replaced with the following:

Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Fund.

The second and third sentences of the seventh paragraph of the section of the Statement of Additional Information entitled "Management of the Fund—Management Information—Independent Trustees and the Committees" are hereby deleted and replaced with the following:

The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, Nancy C. Everett, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic, Nancy C. Everett and Manuel H. Johnson are Independent Trustees.

The third sentence of the eighth paragraph of the section of the Statement of Additional Information entitled "Management of the Fund—Management Information—Independent Trustees and the Committees" is hereby deleted and replaced with the following:

The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Nancy C. Everett, Jakki L. Haussler, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid.

The ninth paragraph of the section of the Statement of Additional Information entitled "Management of the Fund—Management Information—Independent Trustees and the Committees" is hereby deleted and replaced with the following:

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), Jakki L. Haussler, James F. Higgins and Joseph J. Kearns.

The section of the Fund's SAI entitled "Investment Advisory and Other Services—Revenue Sharing" is hereby deleted and replaced with the following:

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  an ongoing annual fee in an amount up to $750,000 in consideration of the Distributor's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

(2)  on Advisor Class shares held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee in an amount equal to 0.16% of the total average daily NAV of such shares for the applicable quarterly period;

(3)  on Class I shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives based on the average daily NAV of such shares for the applicable quarterly period;

(4)  on new referrals after June 30, 2014 of $5 million or more in Class I shares of the Fund, Morgan Stanley Smith Barney LLC, under extraordinary circumstances, may receive an agreed upon one-time payment in an amount not to exceed 0.68% of the actual amount invested; and

(5)  on Advisor Class shares and Class I shares of the Fund held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney LLC's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average daily NAV of such shares for the applicable quarterly period.

With respect to other Financial Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

(1)  on Advisor Class shares and Class I shares of the Fund held in brokerage accounts only, a ticket charge of up to $10.00;

(2)  on Advisor Class shares and Class I shares of the Fund held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.15% of the total average daily NAV of such shares for the applicable quarterly period; and

(3)  an ongoing annual fee in an amount up to 0.25% on sales of Advisor Class shares and Class I shares of the Fund through brokerage accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.